VIA EDGAR

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA P
File No. 811- 21192, CIK 0001162320
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA P, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, filed its Semi Annual report with the Commission via EDGAR (CIK: 0000778207);

•	AIM Variable Insurance Funds (Invesco Variable Insurance Fund) filed its Semi Annual report with the Commission via EDGAR (CIK: 0000896435);

•	Columbia Funds Variable Annuity Insurance Trust filed its Semi Annual report with the Commission via EDGAR (0000815425);

•	Federated Insurance Series filed its Semi Annual report with the Commission via EDGAR (CIK: 0000912577);

•	Franklin Templeton Variable Insurance Products Trust filed its Semi Annual report with the Commission via EDGAR (CIK: 0000837274);

•	Janus Aspen Series filed its Semi Annual report with the Commission via EDGAR (CIK: 0000906185);

•	Fidelity Variable Insurance Products Fund filed its Semi Annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384);

•	Wanger Advisors Trust filed its Semi Annual report with the Commission via EDGAR (CIK: 0000929521).

Securities and Exchange Commission

•	This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

•	Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company